EXHIBIT 10.7

                            STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made and entered into this 31st day of July 2006, by and between those SHAREHOLDERS, identified in Exhibit "D" hereto (collectively "Seller"), MIAD SYSTEMS, LTD and SUPERIOR TIME ASSOCIATES UNLIMITED ("Buyer");

                                   BACKGROUND
                                   ----------

                  WHEREAS, the Seller owns ONE MILLION NINE HUNDRED SIXTY THOUSAND (1,960,000) shares (the "Shares") of common stock, no par value (the "Common Stock"), of MIAD SYSTEMS, LTD, a Canadian corporation ("MIAD" or the "Company"); and

                  WHEREAS, the Seller desires to sell the Shares to the Buyer and the Buyer desires to purchase the Shares from the Seller, all upon the terms and subject to the conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    SECTION I
                                   DEFINITIONS

         Unless the context otherwise requires, the terms defined in this
Section 1 will have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

         1.1 "Accredited Investor" has the meaning set forth in Regulation D under the Securities Act and set forth on Exhibit "A."

         1.2 "Affiliate" means any Person that directly or indirectly controls, is controlled by or is under common control with the indicated Person.

         1.3 "Agreement" means this Stock Purchase Agreement, including all Schedules and Exhibits hereto, as this Stock Purchase Agreement may be from time to time amended, modified or supplemented.

         1.4 "Approved Plans" means a stock option or similar plan for the benefit of employees or others which has been approved by the stockholders of the Company.

         1.5 "Balance Sheet" means the Company's audited balance sheet at March 31, 2005.

         1.6 "Buyer" has the meaning set forth in the preamble.


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         1.7 "Closing" has the meaning set forth in Section 2.1.

         1.8 "Code" means the Internal Revenue Code of 1986, as amended.

         1.9 "Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act.

         1.10 "Common Stock" has the meaning set forth in the preamble.

         1.11 "Company" means MIAD SYSTEMS, LTD, a Canadian corporation, and all of its direct and indirect subsidiaries.

         1.12 "Company Board" means the Board of Directors of the Company.

         1.13 "Distributor" means any underwriter, dealer or other Person who participates, pursuant to a contractual arrangement, in the distribution of the securities offered or sold in reliance on Regulation S.

         1.14 "Environmental Laws" means any Law or other requirement relating to the environment, natural resources, or public or employee health and safety.


         1.15 "Environmental Permit" means all licenses, permits, authorizations, approvals, franchises and rights required under any applicable Environmental Law or Order.

         1.16 "Equity Security" means any stock or similar security, including, without limitation, securities containing equity features and securities containing profit participation features, or any security convertible into or exchangeable for, with or without consideration, any stock or similar security, or any security carrying any warrant, right or option to subscribe to or purchase any shares of capital stock, or any such warrant or right.


         1.17 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.18 "Exchange Act" means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will then be in effect.

         1.19 "Exhibits" means the several exhibits referred to and identified in this Agreement.

         1.20 "GAAP" means, with respect to any Person, United States generally accepted accounting principles applied on a consistent basis with such Person's past practices.

         1.21 "Governmental Authority" means any federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, political subdivision, commission, court, tribunal, official, arbitrator or arbitral body, in each case whether U.S. or non-U.S.

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         1.22 "Indebtedness" means any obligation, contingent or otherwise. Any obligation secured by a Lien on, or payable out of the proceeds of, or production from, property of the relevant party will be deemed to be Indebtedness.

         1.23 "Indebtedness for Borrowed Money" means (a) all Indebtedness in respect of money borrowed; (b) all Indebtedness evidenced by a promissory note, bond or similar written obligation to pay money; or (c) all such Indebtedness guaranteed by the relevant party or for which the relevant party is otherwise contingently liable.

         1.24 "Intellectual Property" means all industrial and intellectual property, including, without limitation, all U.S. and non-U.S. patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, trade names, service marks, service mark applications, common law service marks, and the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade secrets, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, and records, whether such intellectual property has been created, applied for or obtained anywhere throughout the world.

         1.25 "Laws" means, with respect to any Person, any U.S. or non-U.S. federal, national, state, provincial, local, municipal, international, multinational or other law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

         1.26 "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

         1.27 "Material Contract" means any and all agreements, contracts, arrangements, leases, commitments or otherwise, of the Company, of the type and nature that the Company is required to file with the Commission.

         1.28 "Material Adverse Effect" means, when used with respect to the Company, any change, effect or circumstance which, individually or in the aggregate, would reasonably be expected to (a) have a material adverse effect on the business, assets, financial condition or results of operations of the Company, in each case taken as a whole or (b) materially impair the ability of the Company to perform their obligations under this Agreement, excluding any change, effect or circumstance resulting from (i) the announcement, pendency or consummation of the transactions contemplated by this Agreement, (ii) changes in the United States securities markets generally, or (iii) changes in general economic, currency exchange rate, political or regulatory conditions in industries in which the Company, as the case may be, operate.

         1.29 "Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any Governmental Authority.

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         1.30 "Organizational Documents" means the Company's articles of incorporation and by-laws and any and all amendments to any of the foregoing.

         1.31 "Permits" has the meaning set forth in Section 3.20.

         1.32 "Permitted Liens" means (a) Liens for Taxes not yet payable or in respect of which the validity thereof is being contested in good faith by appropriate proceedings and for the payment of which the relevant party has made adequate reserves; (b) Liens in respect of pledges or deposits under workmen's compensation laws or similar legislation, carriers, warehousemen, mechanics, laborers and materialmen and similar Liens, if the obligations secured by such Liens are not then delinquent or are being contested in good faith by appropriate proceedings conducted and for the payment of which the relevant party has made adequate reserves; (c) statutory Liens incidental to the conduct of the business of the relevant party which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business; and (d) Liens that would not have a Material Adverse Effect.

         1.33 "Person" means all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies, joint ventures and other entities, governments, agencies and political subdivisions.

         1.34 "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Authority.

         1.35 "Purchase Price" has the meaning set forth in Section 2.2.

         1.36 "Regulation S" means Regulation S under the Securities Act, as the same may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

         1.37 "Rule 144" means Rule 144 under the Securities Act, as the same may be amended from time to time, or any successor statute.

         1.38 "Schedules" means the several schedules referred to and identified herein, setting forth certain disclosures, exceptions and other information, data and documents referred to at various places throughout this Agreement.

         1.39 "SEC Documents" has the meaning set forth in Section 3.26.

         1.40 "Section 4(2)" means Section 4(2) under the Securities Act, as the same may be amended from time to time, or any successor statute.

         1.41 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will be in effect at the time.

         1.42 "Seller" has the meaning set forth in the preamble.

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         1.43 "Shares" has the meaning set forth in the preamble.

         1.44 "Subsidiary" means, with respect to the Company, any corporation, limited liability company, joint venture or partnership of which the Company (a) beneficially owns, either directly or indirectly, more than 50% of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote or to direct the voting of sufficient securities to elect a majority of the board of directors or similar governing body.

         1.45 "Taxes" means all foreign, federal, state or local taxes, charges, fees, levies, imposts, duties and other assessments, as applicable, including, but not limited to, any income, alternative minimum or add-on, estimated, gross income, gross receipts, sales, use, transfer, transactions, intangibles, ad valorem, value-added, franchise, registration, title, license, capital, paid-up capital, profits, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, real property, recording, personal property, federal highway use, commercial rent, environmental (including, but not limited to, taxes under Section 59A of the Code) or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalties or additions to tax with respect to any of the foregoing; and "Tax" means any of the foregoing Taxes.

         1.46 "Tax Group" means any federal, state, local or foreign consolidated, affiliated, combined, unitary or other similar group of which the Acquiror is now or was formerly a member.

         1.47 "Tax Return" means any return, declaration, report, claim for refund or credit, information return, statement or other similar document filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         1.48 "Transaction Documents" means, collectively, all agreements, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement.

         1.49 "U.S." means the United States of America.

         1.50 "U.S. person" has the meaning set forth in Regulation S under the Securities Act and set forth on Exhibit "D" hereto.

                                   SECTION II
                                     CLOSING

         2.1 Closing. The closing ("Closing") of the transactions contemplated hereby will occur at the offices of Ziam, Inc., in San Antonio, Texas, on the date hereof (the "Closing Date") or as mutually agreed by the Parties to this Agreement.

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         2.2 Purchase and Sale; Payment. On the terms and subject to the conditions of this Agreement, at the Closing, the Seller shall sell, convey, assign, transfer and deliver to the Buyer, free and clear of all Liens, and the Buyer will buy from the Seller, the Shares. The purchase price for the Shares shall be FIVE HUNDRED AND NINETEEN THOUSAND and no/100 U.S. DOLLARS ($519,000.00) ("Purchase Price"). At the Closing, the Seller will deliver to the Buyer by and through the escrow agent, Gary Joiner, certificates representing all the Shares, duly endorsed, or accompanied by stock powers duly executed, with all required transfer stamps affixed. At the Closing, the Buyer shall transfer to the Seller, via Escrow Agent David G. Zanardi, by wire transfer or certified or official bank check in immediately available funds an amount equal to the Purchase Price.

                                   SECTION III
             REPRESENTATIONS AND WARRANTIES OF THE MIAD SYSTEMS, LTD

         The Seller hereby represents and warrants to the Buyer as follows:

         3.1 Organization and Qualification. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, except where the failure to be so organized, existing and in good standing, or to have such authority and power, governmental licenses, authorizations, consents or approvals would not have a Material Adverse Effect. The Company is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned, held or operated makes such qualification, licensing or domestication necessary, except where the failure to be so duly qualified, licensed or domesticated and in good standing would not have a Material Adverse Effect. Schedule 3.1 sets forth a true, correct and complete list of the Company's jurisdiction of organization and each other jurisdiction in which the Company presently conducts its business or owns, holds and operates its properties and assets.

         3.2 Subsidiaries. The Company does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

         3.3 Organizational Documents. True, correct and complete copies of the Organizational Documents have been delivered to the Buyer prior to the execution of this Agreement, and no action has been taken to amend or repeal such Organizational Documents. The Company is not in violation or breach of any of the provisions of its Organizational Documents, except for such violations or breaches as would not have a Material Adverse Effect.

         3.4 Authorization. The Seller has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Agreement and each of the Transaction Documents to which the Seller is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which the Seller is a party and to perform its obligations under this Agreement and each of the Transaction Documents to which the Seller is a party. The execution, delivery and performance by the Seller of this Agreement and each of the Transaction

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Documents to which the Seller is a party requires no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person.

         3.5 No Violation. Neither the execution or delivery by the Seller of this Agreement or any Transaction Document to which the Seller is a party, nor the consummation or performance by the Seller of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of the Company; (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the imposition or creation of any Lien under, any agreement or instrument to which the Company is a party or by which the properties or assets of the Company are bound; (c) contravene, conflict with, or result in a violation of, any Law or Order to which the Company, or any of the properties or assets owned or used by the Company, may be subject; or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by the Company or that otherwise relate to the business of, or any of the properties or assets owned or used by, the Company, except, in the case of clause (b), (c), or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect.

         3.6 Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties thereto other than the Seller, this Agreement has been, and as of the Closing each of the Transaction Documents to which the Seller is a party will be, duly authorized, executed and delivered by the Seller and constitutes or will constitute, as the case may be, the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

         3.7 Ownership of Shares. The Seller is the sole lawful owner of record and beneficially of, and has good and marketable title to, the Shares. The sale, transfer, assignment and delivery of the Shares by the Seller pursuant to this Agreement is, and will transfer to the Buyer good and marketable record and beneficial title thereto, free and clear of all pledges, liens, security interests, encumbrances, equities, claims and other charges of any kind whatsoever.

         3.8 Capitalization and Related Matters.

             3.8.1 Capitalization. The issued and outstanding stock of the Company consists of 3,711,400 shares. All issued and outstanding shares of the Common Stock are duly authorized, validly issued, fully paid and nonassessable, and have not been issued in violation of any preemptive or similar rights. Except as disclosed previouslyor the SEC Documents, there are no outstanding or authorized options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require the Company to issue, sell or otherwise cause to become outstanding any of its authorized but unissued shares of capital stock or any securities convertible into, exchangeable for or carrying a right or option to purchase shares of capital stock or to create, authorize, issue, sell or

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otherwise cause to become outstanding any new class of capital stock. There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of the Company. The issuance of all of the shares of Common Stock described in this Section 3.8.1 have been in compliance with U.S. federal and state securities laws.

             3.8.2 No Redemption Requirements. Except as set forth or in the SEC Documents, there are no outstanding contractual obligations (contingent or otherwise) of the Company to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Company or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

             3.8.3 Duly Authorized. The issuance of the Shares ha s been duly authorized and, upon delivery to the Buyer of certificates therefor in accordance with the terms of this Agreement, the Shares will have been validly issued and fully paid, and will be nonassessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Buyer and restrictions on transfer imposed by this Agreement and the Securities Act.

         3.9 Compliance with Laws. Except as would not have a Material Adverse Effect, the business and operations of the Company has been and is being conducted in accordance with all applicable Laws and Orders. Except as would not have a Material Adverse Effect, the Company has not received notice of any violation (or any Proceeding involving an allegation of any violation) of any applicable Law or Order by or affecting the Company and, to the knowledge of the Seller, no Proceeding involving an allegation of violation of any applicable Law or Order is threatened or contemplated.

         3.10 Certain Proceedings. There is no pending Proceeding that has been commenced against the Company and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. To the knowledge of the Seller, no such Proceeding has been threatened.

         3.11 No Brokers or Finders. Except as disclosed previously, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Seller will indemnify and hold the Buyer harmless against any liability or expense arising out of, or in connection with, any such claim.

         3.12 Absence of Undisclosed Liabilities. Except as set forth previously or in the SEC Documents, the Company has no debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to the Company) arising out of any transaction entered into at or prior to the Closing or any act or omission at or prior to the Closing, except to the extent set forth on or reserved against on the Balance Sheet. Except as set forth on Schedule 3.12, the Company has not incurred any liabilities or obligations under agreements entered into, in the usual and ordinary course of business since May 26, 2006.


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         3.13 Changes. Except as set forth previously or in the SEC Documents, the Company has not, since May 26, 2006:

              3.13.1 Ordinary Course of Business. Conducted its business or entered into any transaction other than in the usual and ordinary course of business, except for this Agreement.

              3.13.2 Adverse Changes. Suffered or experienced any change in, or affecting, its condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects other than changes, events or conditions in the usual and ordinary course of its business, none of which would have a Material Adverse Effect;

              3.13.3 Loans. Made any loans or advances to any Person other than travel advances and reimbursement of expenses made to employees, officers and directors in the ordinary course of business;

              3.13.4 Liens. Created or permitted to exist any Lien on any material property or asset of the Acquiror Companies, other than Permitted Liens;

              3.13.5 Capital Stock. Issued, sold, disposed of or encumbered, or authorized the issuance, sale, disposition or encumbrance of, or granted or issued any option to acquire any shares of its capital stock or any other of its securities or any Equity Security, or altered the term of any of its outstanding securities or made any change in its outstanding shares of capital stock or its capitalization, whether by reason of reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise;

              3.13.6 Dividends. Declared, set aside, made or paid any dividend or other distribution to any of its stockholders;

              3.13.7 Material Contracts. Terminated or modified any Material Contract, except for termination upon expiration in accordance with the terms thereof;

              3.13.8 Claims. Released, waived or cancelled any claims or rights relating to or affecting the Company in excess of $10,000 in the aggregate or instituted or settled any Proceeding involving in excess of $10,000 in the aggregate;

              3.13.9 Discharged Liabilities. Paid, discharged or satisfied any claim, obligation or liability in excess of $10,000 in the aggregate, except for liabilities incurred prior to the date of this Agreement in the ordinary course of business;

              3.13.10 Indebtedness. Created, incurred, assumed or otherwise become liable for any Indebtedness in excess of $10,000 in the aggregate;

              3.13.11 Guarantees. Guaranteed or endorsed in a material amount any obligation or net worth of any Person;

             3.13.12 Acquisitions. Acquired the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other Person;

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              3.13.13 Accounting. Changed its method of accounting or the accounting principles or practices utilized in the preparation of its financial statements, other than as required by GAAP;

              3.13.14 Agreements. Except as set forth previously or in the SEC Documents, entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

         3.14 Material Contracts. Except to the extent filed with the SEC Documents, the Seller has made available to the Buyer, prior to the date of this Agreement, true, correct and complete copies of each written Material Contract, including each amendment, supplement and modification thereto.

              3.14.1 No Defaults. Each Material Contract is a valid and binding agreement of the Company, and is in full force and effect. Except as would not have a Material Adverse Effect, the Company is not in breach or default of any Material Contract to which it is a party and, to the knowledge of the Seller, no other party to any Material Contract is in breach or default thereof. Except as would not have a Material Adverse Effect, no event has occurred or circumstance exists that (with or without notice or lapse of time) would (a) contravene, conflict with or result in a violation or breach of, or become a default or event of default under, any provision of any Material Contract or (b) permit the Company or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any Material Contract. The Company has not received notice of the pending or threatened cancellation, revocation or termination of any Material Contract to which it is a party. There are no renegotiations of, or attempts to renegotiate, or outstanding rights to renegotiate any material terms of any Material Contract.

         3.15 Employees.

              3.15.1 Except as set forth previously, the Company has no employees, independent contractors or other Persons providing research or other services to them. Except as would not have a Material Adverse Effect, the Company is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, occupational safety and health and plant closing. The Company is not liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

              3.15.2 No director, officer or employee of the Company is a party to, or is otherwise bound by, any contract (including any confidentiality, noncompetition or proprietary rights agreement) with any other Person that in any way adversely affects or will materially affect (a) the performance of his or her duties as a director, officer or employee of the Company or (b) the ability of the Company to conduct its business. Except as set forth on Schedule 3.15.2, each employee of the Company is employed on an at-will basis and the Company has no contracts with any of its employees which would interfere with the Company's ability to discharge its employees.

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         3.16 Tax Returns and Audits.

              3.16.1 Tax Returns. Except as set forth previously, (a) all material Tax Returns required to be filed by or on behalf of the Company have been timely filed and all such Tax Returns were (at the time they were filed) and are true, correct and complete in all material respects; (b) all material Taxes of the Company required to have been paid (whether or not reflected on any Tax Return) have been fully and timely paid, except those Taxes which are presently being contested in good faith or for which an adequate reserve for the payment of such Taxes has been established on the Balance Sheet; (c) no waivers of statutes of limitation have been given or requested with respect to the Company in connection with any Tax Returns covering the Company or with respect to any Taxes payable by it; (d) no Governmental Authority in a jurisdiction where the Company does not file Tax Returns has made a claim, assertion or threat to the Company that the Company is or may be subject to taxation by such jurisdiction; (e) the Company has duly and timely collected or withheld, paid over and reported to the appropriate Governmental Authority all amounts required to be so collected or withheld for all periods under all applicable laws; (f) there are no Liens with respect to Taxes on the Company's property or assets other than Permitted Liens; (g) there are no Tax rulings, requests for rulings, or closing agreements relating to the Company for any period (or portion of a period) that would affect any period after the date hereof; and (h) any adjustment of Taxes of the Company made by a Governmental Authority in any examination that the Company is required to report to the appropriate state, local or foreign taxing authorities has been reported, and any additional Taxes due with respect thereto have been paid.

              3.16.2 No Adjustments, Changes. The Company has not, nor has any other Person on behalf of the Company (a) executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (b) agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law.

              3.16.3 No Disputes. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of the Company, nor is any such claim or dispute pending or contemplated. The Company has delivered to the Buyer true, correct and complete copies of all Tax Returns, examination reports and statements of deficiencies assessed or asserted against or agreed to by the Company since their inception and any and all correspondence with respect to the foregoing.

              3.16.4 Not a U.S. Real Property Holding Corporation. The Company is not and has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

              3.16.5 No Tax Allocation, Sharing. The Company is not a party to any Tax allocation or sharing agreement. Other than with respect to the Tax Group of which the Company is the common parent, the Company has not (a) been a member of a Tax Group filing a consolidated income Tax Return under Section 1501 of the Code (or any similar provision of state, local or foreign law), and has no (b) liability for Taxes for any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor, by contract or otherwise.

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              3.16.6 No Other Arrangements. The Company is not a party to any agreement, contract or arrangement for services that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by reason of Section 162(m), 280G or 404 of the Code. The Company is not "consenting corporations" within the meaning of Section 341(f) of the Code. The Company does not have any "tax-exempt bond financed property" or "tax-exempt use property" within the meaning of Section 168(g) or (h), respectively of the Code. The Company has no outstanding closing agreement, ruling request, request for consent to change a method of accounting, subpoena or request for information to or from a Governmental Authority in connection with any Tax matter. During the last two years, the Company has not engaged in any exchange with a related party (within the meaning of Section 1031(f) of the Code) under which gain realized was not recognized by reason of Section 1031 of the Code. The Company is not a party to any reportable transaction within the meaning of Treasury Regulation
Section 1.6011-4.

         3.17 Material Assets. The financial statements of the Company set forth in the SEC Documents reflect the material properties and assets (real and personal) owned or leased by the Company.

         3.18 Insurance Coverage. The Seller has made available to the Buyer, prior to the date of this Agreement, true, correct and complete copies of all insurance policies maintained by the Company on its properties and assets. Except as would not have a Material Adverse Effect, all of such policies (a) taken together, provide adequate insurance coverage for the properties, assets and operations of the Company for all risks normally insured against by a Person carrying on the same business as the Company, and (b) are sufficient for compliance with all applicable Laws and Material Contracts. Except as would not have a Material Adverse Effect, all of such policies are valid, outstanding and in full force and effect and, by their express terms, will continue in full force and effect following the consummation of the transactions contemplated by this Agreement. Except as set forth on Schedule 3.18, the Company has not received (a) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (b) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder. All premiums due on such insurance policies on or prior to the date hereof have been paid. There are no pending claims with respect to the Company or its properties or assets under any such insurance policies, and there are no claims as to which the insurers have notified the Company that they intend to deny liability. There is no existing default under any such insurance policies.

         3.19 Litigation; Orders. Except as set forth previously or in SEC filings, there is no Proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Company, threatened against or affecting the Company or the Company's properties, assets, business or employees. To the knowledge of the Seller, there is no fact that might result in or form the basis for any such Proceeding. The Company is not subject to any Orders.

         3.20 Licenses. Except as would not have a Material Adverse Effect, the Company possesses from the appropriate Governmental Authority all licenses, permits, authorizations, approvals, franchises and rights that are necessary for the Company to engage in its business as currently conducted and to permit the Company to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets (collectively, "Permits").

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The Company has not received notice from any Governmental Authority or other
Person that there is lacking any license, permit, authorization, approval, franchise or right necessary for the Company to engage in its business as currently conducted and to permit the Company to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets. Except as would not have a Material Adverse Effect, the Permits are valid and in full force and effect. Except as would not have a Material Adverse Effect, no event has occurred or circumstance exists that may (with or without notice or lapse of time): (a) constitute or result, directly or indirectly, in a violation of or a failure to comply with any Permit; or (b) result, directly or indirectly, in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Permit. The Company has not received notice from any Governmental Authority or any other Person regarding: (a) any actual, alleged, possible or potential contravention of any Permit; or (b) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to, any Permit. All applications required to have been filed for the renewal of such Permits have been duly filed on a timely basis with the appropriate Persons, and all other filings required to have been made with respect to such Permits have been duly made on a timely basis with the appropriate Persons. All Permits are renewable by their terms or in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine fees or similar charges, all of which have, to the extent due, been duly paid.

         3.21 Interested Party Transactions. Except as disclosed previously or as set forth in SEC Filings, no officer, director or stockholder of the Company or any Affiliate or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such Person, has or has had, either directly or indirectly, (1) an interest in any Person which (a) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (b) purchases from or sells or furnishes to, or proposes to purchase from, sell to or furnish the Company any goods or services; or (2) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected.

         3.22 Governmental Inquiries. The Seller has provided to the Buyer a copy of each material written inspection report, questionnaire, inquiry, demand or request for information received by the Company from (and the Company's response thereto), and each material written statement, report or other document filed by the Company with, any Governmental Authority.

         3.23 Bank Accounts and Safe Deposit Boxes. Seller discloses the title and number of each bank or other deposit or financial account, and each lock box and safety deposit box used by the Company, the financial institution at which that account or box is maintained and the names of the persons authorized to draw against the account or otherwise have access to the account or box, as the case may be.

         3.24 Intellectual Property. The Company does not own, use or license any Intellectual Property in its business as presently conducted.

         3.25 Title to and Condition of Properties. Except as would not have a Material Adverse Effect, the Company owns (with good and marketable title in the case of real property) or holds under valid leases or other rights to use all real property, plants, machinery, equipment and other personal property necessary for the conduct of its business as presently conducted, free and clear of all Liens, except Permitted Liens. The material buildings, plants, machinery

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

and equipment necessary for the conduct of the business of the Company as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

         3.26 SEC Documents; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Acquiror was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents") and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been appropriately filed as exhibits to the SEC Documents as and to the extent required under the Exchange Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirement and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q of the Commission), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of the Acquiror as at the dates thereof and the results of its operations and cash flows for the periods then ended. The Common Stock is quoted on the OTC Bulletin Board, and the Seller is not aware of any facts which would make the Common Stock ineligible for quotation on the OTC Bulletin Board.

                                   SECTION IV
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

         4.1 Generally. The Buyer hereby represents and warrants to the Seller:

             4.1.1 Status. By its execution of this Agreement, the Buyer represents and warrants to the Seller as indicated on its signature page to this Agreement, either that:

                   (a) it is an Accredited Investor; or

                   (b) it is not a U.S. person.

The Buyer understands that the Shares are being offered and sold to the Buyer in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth in this Agreement, in order that the Seller may determine the applicability and availability of the exemptions from registration of the Shares on which the Seller is relying.

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             4.1.2 Additional Representations and Warranties of Accredited
Investors. If an Accredited Investor, the Buyer further makes the representations and warranties to the Seller set forth on Exhibit "B."

             4.1.3 Additional Representations and Warranties of Non-U.S. Persons. If not a U.S. person, the Buyer further makes the representations and warranties to the Seller set forth on Exhibit "C."

             4.1.4 Stock Legends. The Buyer hereby agrees with the Seller as follows:

                   (a) Securities Act Legend - Accredited Investors. If an Accredited Investor, the certificates evidencing the Shares issued to the Buyer, and each certificate issued in transfer thereof, will bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT
         (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

                   (b) Securities Act Legend - Non-U.S. Persons. If not a U.S. person, the certificates evidencing the Shares issued to the Buyer, and each certificate issued in transfer thereof, will bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT
         (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (3) PURSUANT TO AN AVAILABLE

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         EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND
         APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

                   (c) Other Legends. The certificates representing the Shares, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any U.S. state corporate and state securities law, or contract.

                   (d) Opinion. The Buyer will not transfer any or all of the Shares pursuant to Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of the Shares, without first providing the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.

                   (e) Consent. The Buyer understands and acknowledges that the Company may refuse to transfer the Shares, unless the Buyer complies with this Section 3.1.3 and any other restrictions on transferability set forth in Exhibits "B" and "C." The Buyer consents to the Company making a notation on its records or giving instructions to any transfer agent of the Common Stock in order to implement the restrictions on transfer of the Shares.

                                   SECTION V
                            INDEMNIFICATION; REMEDIES

         5.1 Survival. All representations, warranties, covenants, and obligations in this Agreement shall survive the Closing and expire on the sixth anniversary of the Closing. The right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representations, warranties, covenants, and obligations.

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         5.2 Indemnification by the Seller. With respect to those
representations and warranties made by Seller in Sections 3.1, 3.3, 3.7, 3.8 and
3.26 of this Agreement, for a period of eight (8) weeks from and after the Closing, the Seller shall indemnify and hold harmless the Buyer (the "Indemnified Party"), from and against any damages arising, directly or indirectly, from or in connection with ("Damages") any breach of any such representation and warranty made by Seller in the above referenced sections of this Agreement.

         5.3 Limitations on Amount - the Seller. The Indemnified Party shall not be entitled to aggregate indemnification pursuant to Section 5.2 in excess of the amount of the Purchase Price.

         5.4 Breach by the Seller. Nothing in this Section 5 shall limit the Buyer's right to pursue any appropriate legal or equitable remedy against the Seller with respect to any Damages arising, directly or indirectly, from or in connection with any breach by the Seller of any representation or warranty made by the Seller in this Agreement or in any certificate delivered by the Seller pursuant to this Agreement.

                                   SECTION VI
                               GENERAL PROVISIONS

         6.1 Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

         6.2 Confidentiality.

             6.2.1 Subsequent to the date of this Agreement, the Buyer and the Seller will maintain in confidence, any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the transactions contemplated by this Agreement, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party,
(b) the use of such information is necessary or appropriate in making any required filing with the Commission, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

             6.2.2 In the event that any party is required to disclose any information of another party pursuant to clause (b) or (c) of Section 6.2.1, the party requested or required to make the disclosure (the "Disclosing Party") shall provide the party that provided such information (the "Providing Party") with prompt notice of any such requirement so that the providing party may seek a protective order or other appropriate remedy and/or waive compliance with the

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provisions of this Section 6.2.2. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Providing Party, the Disclosing Party is nonetheless, in the opinion of counsel, legally compelled to disclose the information of the Providing Party, the Disclosing Party may, without liability hereunder, disclose only that portion of the Providing Party's information which such counsel advises is legally required to be disclosed, provided that the Disclosing Party exercises its reasonable efforts to preserve the confidentiality of the Providing Party's information, including, without limitation, by cooperating with the Providing Party to obtain an appropriate protective order or other relief assurance that confidential treatment will be accorded the Providing Party's information.

             6.2.3 If the transactions contemplated by this Agreement are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

         6.3 Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

If to the Seller:                                            with a copy to:
SHAREHOLDERS                                                 MIAD SYSTEMS, LTD

______________________________________                       43 Riviera Drive, Unit 6
                                                             Markham, Ontario, Canada
______________________________________



Telephone No.: _________________________                     Attention: Michael Green
                                                             Telephone No.: 905.479.0214
Facsimile No.:  _________________________                    Facsimile No.: _________________________

If to the Buyer:                                             with a copy to:
SUPERIOR TIME ASSOCIATES UNLIMITED
                                                             ______________________________________
______________________________________
                                                             ______________________________________
______________________________________
                                                             ______________________________________

                                                             ______________________________________

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
Telephone No.: _________________________                     Attention: Nickson Kwok

Facsimile No.:  _________________________                    Telephone No.: _________________________
                                                             Facsimile No.: _________________________

         6.4 Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

         6.5 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

         6.6 Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party against whom the enforcement of such amendment is sought.

         6.7 Assignments, Successors, and No Third-Party Rights. No party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

         6.8 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         6.9 Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction

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or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         6.10 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in courts sitting in the Illinois. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the courts sitting in Bexar County, Texas for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         6.11 Counterparts and Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. Facsimile signatures are acceptable and deemed original signatures.






               ***** BOTTOM OF PAGE INTENTIONALLY LEFT BLANK *****






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         IN WITNESS WHEREOF, the parties have executed and delivered this Stock
Purchase Agreement as of the date first written above.


                                MIAD SYSTEMS, LTD



                                           By: Michael A. S. Greene
                                               ------------------------------
                                               Michael A. S. Greene
                                               President

                                               ______________________________


                                           Its: ______________________________



                                           SELLER:



                                           By: Michael A. S. Greene
                                               ------------------------------
                                               Michael A. S. Greene
                                               President


                                                  Michael A. S. Greene
                                               ------------------------------
                                                     Printed Name

                                           By: ______________________________


                                               ______________________________

                                                   Printed Name

                                           By: ______________________________


                                               ______________________________

                                                   Printed Name



                                           SUPERIOR TIME ASSOCIATES UNLIMITED



                                           By: Anna Chan
                                               ---------------------------------
                                                Anna Chan

                                               ______________________________

                                           Its: ______________________________


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

                                   EXHIBIT "A"

                       DEFINITION OF "ACCREDITED INVESTOR"

The term "accredited investor" means:

(1) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under
         Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(2) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(3) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(4)      A director or executive officer of the Acquiror.

(5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000.

(6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(7) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

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

(8) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Shareholder must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)






















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

                                   EXHIBIT "B"

                       ACCREDITED INVESTOR REPRESENTATIONS

Each Shareholder indicating that it is an Accredited Investor, severally and not jointly, further represents and warrants to the Acquiror as follows:

1. Such Shareholder qualifies as an Accredited Investor on the basis set forth on its signature page to this Agreement.

2. Such Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Shareholder's interests in connection with the transactions contemplated by this Agreement.

3. Such Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Acquiror Shares.

4. Such Shareholder understands the various risks of an investment in the Acquiror Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Acquiror Shares.

5. Such Shareholder has had access to the Acquiror's publicly filed reports with the SEC.

6. Such Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Acquiror that such Shareholder has requested and all such public information is sufficient for such Shareholder to evaluate the risks of investing in the Acquiror Shares.

7. Such Shareholder has been afforded the opportunity to ask questions of and receive answers concerning the Acquiror and the terms and conditions of the issuance of the Acquiror Shares.

8. Such Shareholder is not relying on any representations and warranties concerning the Acquiror made by the Acquiror or any officer, employee or agent of the Acquiror, other than those contained in this Agreement.

9. Such Shareholder is acquiring the Acquiror Shares for such Shareholder's own account, for investment and not for distribution or resale to others.

10. Such Shareholder will not sell or otherwise transfer the Acquiror Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

11. Such Shareholder understands and acknowledges that the Acquiror is under no obligation to register the Acquiror Shares for sale under the Securities Act.

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

12. Such Shareholder consents to the placement of a legend on any certificate or other document evidencing the Acquiror Shares substantially in the form set forth in Section 4.2.5(a).

13. Such Shareholder represents that the address furnished by such Shareholder on its signature page to this Agreement and in Exhibit "A" is such Shareholder's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

14. Such Shareholder understands and acknowledges that the Acquiror Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Acquiror that has been supplied to such Shareholder and that any representation to the contrary is a criminal offense.

15. Such Shareholder acknowledges that the representations, warranties and agreements made by such Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Acquiror Shares.



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

                                   EXHIBIT "C"

                         NON-U.S. PERSON REPRESENTATIONS

Each Shareholder indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Acquiror as follows:

1. At the time of (a) the offer by the Acquiror and (b) the acceptance of the offer by such Shareholder, of the Acquiror Shares, such Shareholder was outside the United States.

2. No offer to acquire the Acquiror Shares or otherwise to participate in the transactions contemplated by this Agreement was made to such Shareholder or its representatives inside the United States.

3. Such Shareholder is not purchasing the Acquiror Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

4. Such Shareholder will make all subsequent offers and sales of the Acquiror Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such Shareholder will not resell the Acquiror Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the "Distribution Compliance Period"), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

5. Such Shareholder is acquiring the Acquiror Shares for such Shareholder's own account, for investment and not for distribution or resale to others.

6. Such Shareholder has no present plan or intention to sell the Acquiror Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Acquiror Shares and is not acting as a Distributor of such securities.

7. Neither such Shareholder, its Affiliates nor any Person acting on such Shareholder's behalf, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Acquiror Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

8. Such Shareholder consents to the placement of a legend on any certificate or other document evidencing the Acquiror Shares substantially in the form set forth in Section 4.2.5(b).

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

9. Such Shareholder is not acquiring the Acquiror Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

10. Such Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Shareholder's interests in connection with the transactions contemplated by this Agreement.

11. Such Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Acquiror Shares.

12. Such Shareholder understands the various risks of an investment in the Acquiror Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Acquiror Shares.

13. Such Shareholder has had access to the Acquiror's publicly filed reports with the SEC.

14. Such Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Acquiror that such Shareholder has requested and all such public information is sufficient for such Shareholder to evaluate the risks of investing in the Acquiror Shares.

15. Such Shareholder has been afforded the opportunity to ask questions of and receive answers concerning the Acquiror and the terms and conditions of the issuance of the Acquiror Shares.

16. Such Shareholder is not relying on any representations and warranties concerning the Acquiror made by the Acquiror or any officer, employee or agent of the Acquiror, other than those contained in this Agreement.

17. Such Shareholder will not sell or otherwise transfer the Acquiror Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

18. Such Shareholder understands and acknowledges that the Acquiror is under no obligation to register the Acquiror Shares for sale under the Securities Act.

19. Such Shareholder represents that the address furnished by such Shareholder on its signature page to this Agreement and in Exhibit "A" is such Shareholder's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

20. Such Shareholder understands and acknowledges that the Acquiror Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Acquiror that has been supplied to such Shareholder and that any representation to the contrary is a criminal offense.

21. Such Shareholder acknowledges that the representations, warranties and agreements made by such Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Acquiror Shares.

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

                                    EXHIBIT D



                  MICHAEL GREEN                               1,960,000